                                                                   EXHIBIT 10.53


                              ASSUMPTION AGREEMENT

  This ASSUMPTION AGREEMENT (this "Agreement") is made as of the 18th day of December, 1995, by and among CROSSINGS INTERNATIONAL CORPORATION, a Washington corporation, hereinafter referred to herein as "Crossings", NEW CROSSINGS INTERNATIONAL CORPORATION, a Nevada corporation ("New Crossings"), the OREGON HOUSING & COMMUNITY SERVICES DEPARTMENT, STATE OF OREGON (formerly known as the Oregon Housing Agency), having its principal office at 1600 State Street, Salem, Oregon, 97310, hereinafter referred to as the "Department", and NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation, hereinafter referred to as "NHP".

                                R E C I T A L S

1. On May 30, 1984, Albany Residential Center, an Oregon general partnership, hereinafter referred to as "Original Borrower", received a loan from the Department in the principal amount of Two Million Two Hundred Thousand Dollars (U.S. $2,200,000), hereinafter referred to as the "Loan," to aid Original Borrower in the construction and financing of a housing development located at 1560 Davidson Street, S.E., Albany, Oregon, and legally described as follows:

                 See Exhibit "A" attached and incorporated herein by reference.

       The housing development is identified by the Department as Albany Residential Center and is hereinafter referred to as the "Development."

2. The Loan is evidenced by a Trust Deed Note in the sum of Two Million Two Hundred Thousand and no/100 Dollars (U.S. $2,200,000.00), dated May 30, 1984, and executed by Original Borrower, which Trust Deed Note, as amended by the Crossings' Assumption Agreement (hereinafter defined) is hereinafter referred to as the "Note". The Note is, by this reference, incorporated herein. A true and accurate copy of the Note is available upon request from the Department, 1600 State Street, Salem, Oregon, 97310.

3. The debt evidenced by the Note is secured by a Trust Deed covering the Development and real property upon which the Development is located. Said Trust Deed, dated May 30, 1984, executed by Original Borrower, as grantor, in which the Department is named as beneficiary and Safeco Title Insurance Company, as trustee, and recorded on June 4, 1984 in Linn County, Oregon Records, as amended by the Crossings' Assumption Agreement, is hereinafter referred to as the "Trust Deed." The Trust Deed is, by this reference,

                 ASSUMPTION AGREEMENT - ALBANY RESIDENTIAL CENTER
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       incorporated herein.  A true and accurate copy of the Trust Deed is available upon request from the Department, 1600 State Street, Salem, Oregon, 97310.

4. The debt evidenced by the Note is further secured by the following written agreements made by and between Original Borrower and the
       Department:

       a. Two Security Agreements dated May 30, 1984, hereinafter referred to as "Security Agreements";

       b. A Regulatory Agreement dated May 30, 1984, as amended by (i) that certain Agreement Amending the Regulatory Agreement (Project Lease), dated May 30, 1984, by and among Original Borrower, as borrower, Beaulieu-Draper, Limited, an Oregon corporation ("Beaulieu-Draper"), and Department and (ii) the Crossings' Assumption Agreement (as amended, the "Regulatory Agreement");

       c. An Assignment of Rents and Leases dated May 30, 1984, as amended by the Crossings' Assumption Agreement (as amended, the "Assignment of Rents and Leases"); and

       d. A Management Agreement dated July 12, 1983 (the "Original Management Agreement").

5. On or about July 23, 1990, Original Borrower sold the Development to Crossings. Pursuant to the terms and conditions of that certain Assumption Agreement dated July 23, 1990, by and among Original
       Borrower and Beaulieu-Draper, collectively, as seller, Crossings, as purchaser, and Department (the "Crossings' Assumption Agreement"), Crossings agreed to pay the Note in installments at the times, in the manner, and in all other respects as therein provided, to perform all of the obligations provided in the Note, Trust Deed, Security Agreements, Assignment of Rents and Leases, Regulatory Agreement and Original Management Agreement, to be performed by Original Borrower at the times, in the manner, and in all respects as therein provided; and to be bound by all of the terms of the Note, Trust Deed, Security Agreements, Regulatory Agreement, Assignment of Rents and Leases, Original Management Agreement and Crossings' Assumption Agreement. A true and accurate copy of the Crossings' Assumption Agreement is attached hereto as Exhibit "B" and is by this reference incorporated herein.

6. As a condition to entering in the Crossings' Assumption Agreement, and pursuant to Section 6 of the Regulatory Agreement, Crossings and Department entered into a Management Agreement, dated August 3, 1990 (the "Second

                 ASSUMPTION AGREEMENT - ALBANY RESIDENTIAL CENTER
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       Management Agreement"), wherein Crossings agreed to perform the management duties relating to the Development.

7. The Trust Deed, Security Agreements, Regulatory Agreement and the Crossings' Assumption Agreement provide that Crossings shall not sell, convey or otherwise transfer any of the Development or other property described in the Trust Deed without the express written approval of the Department.

8. Concurrently herewith, (i) Crossings is selling and conveying the Development and all of the property described in the Trust Deed to NHP (the "Sale Transaction") pursuant to that certain Purchase and Sale Agreement dated as of December 15, 1995, by and among Crossings, as seller, New Crossings, as lessee, and NHP, as buyer (the "Purchase Agreement"), and (ii) immediately thereafter, NHP is leasing the Development and all of the property described in the Trust Deed to New Crossings, pursuant to that certain Lease and Security Agreement dated as of December 15, 1995, between NHP, as landlord, and New Crossings, as tenant.

9. Crossings and NHP have now requested that the Department consent to: (a) the Sale Transaction; and (b) the assignment by Crossings to NHP and the assumption by NHP of the Note, the Trust Deed, the Regulatory Agreement, the Security Agreements, the Second Management Agreement, and the Assignment of Rents and Leases (the Note, Trust Deed, Regulatory Agreement, Security Agreements, Second Management Agreement and Assignment of Rents and Leases are collectively referred to herein as the "Loan Documents" and are incorporated herein by reference).

10. NHP, Crossings, New Crossings and the Department have entered into a side letter agreement, dated of even date herewith (the "Side Letter Agreement"), relating to certain matters in connection with this Agreement.

11. Initially capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Regulatory Agreement.

NOW, THEREFORE, in consideration of the covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:





                 ASSUMPTION AGREEMENT - ALBANY RESIDENTIAL CENTER
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                                       I.
                      UNPAID BALANCE OF SECURED OBLIGATION

The unpaid balance of the Loan is Two Million One Hundred Twenty Eight Thousand Seven Hundred Eighty Six and 02/100 dollars (U.S. $2,128,786.02) as of December 14, 1995.

                                      II.
                               ASSIGNMENT OF LOAN

Crossings hereby grants, conveys, transfers and assigns unto NHP, subject to the provisions of this Agreement, the Loan Documents and all of the right, title, interest, benefits, burdens and obligations of Crossings in, to and under the Loan Documents, as amended and modified pursuant to the terms hereof.

                                      III.
                    NHP'S ASSUMPTION OF LIABILITY AND DUTIES

NHP agrees to pay the Note in installments at the times, in the manner, and in all other respects as therein provided; to perform all of the obligations provided in the Loan Documents to be performed by Original Borrower or Crossings at the times, in the manner, and in all respects as therein provided, as amended and modified pursuant to the terms hereof, and to be bound by all of the terms of the Loan Documents, as amended, including, without limitation, the obligation to comply with the Regulatory Agreement, without limiting the agreements set forth in the Side Letter Agreement.

                                      IV.
                  DEPARTMENT'S CONSENT TO SALE OF DEVELOPMENT

The Department hereby consents to the Sale Transaction and to NHP's assumption of the obligations of the Original Borrower and Crossings under the Loan Documents.

                                       V.
                         MANAGEMENT OF THE DEVELOPMENT

New Crossings, as tenant under the Lease, agrees to be fully responsible for the management and maintenance of the Development, and in connection therewith shall file with the Department a Management Agreement (the "Third Management Agreement") in form and content satisfactory to the Department which provides for the management and maintenance of the Development. Any management agreement shall be subject to the terms and conditions of the Loan Documents, including without limitation, the Regulatory Agreement. Except as provided in the Side Letter Agreement, no change may be made in the management of the Development without the prior approval of the Department.


                 ASSUMPTION AGREEMENT - ALBANY RESIDENTIAL CENTER
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                                      VI.
                      DISCLOSURE OF FINANCIAL INFORMATION

Crossings hereby covenants and agrees to furnish to the Department on or before 90 days from closing, a complete financial statement audited by an independent certified public accountant, in a form acceptable to the Department, setting forth the results of operations of the Development for the fiscal period from January 1, 1995 to the date of sale, and such other financial information as the Department may reasonably request. Crossings further agrees that violation of this provision shall constitute a violation of the Regulatory Agreement by Crossings.

                                      VII.
                             NO IMPAIRMENT OF LIEN

All of the property described in the Trust Deed shall remain subject to the liens, charges and encumbrances of the Trust Deed, and nothing contained herein or done pursuant hereto shall affect or be construed to affect the liens, charges and encumbrances of the Trust Deed, or the priority thereof over other liens, charges or encumbrances, or to release or affect the liability of any party or parties whosoever would now or may hereafter be liable under or on account of the Note or Trust Deed.

                                     VIII.
                        TRANSFER OF DEVELOPMENT PROPERTY

NHP covenants and agrees that, except as provided in the Side Letter Agreement, it shall not, without the express prior written approval of the Department, sell, lease, assign, dispose of, convey or otherwise transfer or encumber any of the Development or the real or personal property, including rents, covered by the Trust Deed or Regulatory Agreement. Nothing in the foregoing shall prevent or limit the right of NHP, without obtaining the prior consent or approval of the Department, from entering into any general corporate financing, such as bond financing or bank debt financing (including in any case NHP's interest in the Development) covering all, substantially all or any portion of NHP's assets, or from executing any bond, indenture or other instrument of hypothecation in connection therewith; provided, however, that any such general corporate financing shall be subject to the Loan Documents and provided further, that the lien relating to the Development or the Property, if any, which is created by such general corporate financing, shall be subordinate to the lien of the Trust Deed.





                ASSUMPTION AGREEMENT - ALBANY RESIDENTIAL CENTER
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                                      IX.
                        CONSENT TO FUTURE MODIFICATIONS

Crossings, NHP, and any person or persons at any time obligated for the performance of the terms of the Loan Documents, hereby waive notice and consent to any and all extensions and modifications of any said instruments, deeds and agreements granted at any time by the Department to NHP, Crossings, Original Borrower, or any person or persons now or hereafter obligated or liable under any of said instruments, deeds or agreements. Nothing in the foregoing shall increase or modify in any material respect the obligations of NHP under the Loan Documents.

                                       X.
                                 INTERPRETATION

In this Agreement, the singular number includes the plural and the plural number includes the singular. If this Agreement is executed by more than one person, firm or corporation as purchaser or seller, the obligations of each such person, firm or corporation hereunder shall be joint and several.

                                      XI.
                             CONFLICTING PROVISIONS

The parties hereto agree that the provisions of this Agreement, the Side Letter Agreement and the Loan Documents shall govern and control notwithstanding any conflicting provision in any existing or future agreement between Crossings and NHP.

                                      XII.
                                  LIMITATIONS

The right to plead any statute of limitations as a defense to any obligation or demand secured by or mentioned in the Loan Documents is hereby waived by Crossings and NHP to the full extent permissible by law.


                                     XIII.
                            APPLICATION OF AGREEMENT

This Assumption Agreement applies to, inures to the benefit of, and binds all parties hereto and their respective heirs, devisees, and administrators, executors, successors, and assigns.





                 ASSUMPTION AGREEMENT - ALBANY RESIDENTIAL CENTER
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                                     XIII.
                                 GOVERNING LAW

This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect, and in all other respects, by the laws of the State of Oregon.

                                      XIV.
                               NHP AS PUBLIC REIT

The Department recognizes that NHP is a publicly traded real estate investment trust and, as such, is subject to regulation under the Internal Revenue Code and the Federal securities laws. Therefore, any other provisions of the Loan Documents notwithstanding, any provisions of the Loan Documents dealing with the following shall have no applicability to NHP and shall not require any consent or approval of the Department:


      (1) Any provisions of the Loan Documents limiting the free issuance or transferability of shares of stock in or the debt securities of NHP;

      (2) Any provisions of the Loan Documents restricting the business or businesses in which NHP may engage, provided that NHP hereby agrees to conduct its business consistent with its qualification as a real estate investment trust under the Internal Revenue Code; or

      (3) Any provisions of the Loan Documents which grant the Department the right to appoint officers of NHP or any members of the Board of Directors of NHP.

                                      XV.
                                  CONFIRMATION

      (1) The Department is not aware of any breaches or defaults or events or circumstances that upon passage of time or giving of notice would constitute a breach or default under any of the Loan Documents. Without limiting the foregoing, Department acknowledges and agrees that to its knowledge, the Development complies with Sections 6 and 7 of the Trust Deed.

      (2) According to the Department's records, the Loan is not cross-collateralized or cross-defaulted with any other loan.

      (3) According to the Department's records, the unpaid principal balance of the Loan is Two Million One Hundred Twenty Eight Thousand Seven Hundred Eighty Six and 02/100 dollars (U.S. $2,128,786.02) as of December 14, 1995.



                 ASSUMPTION AGREEMENT - ALBANY RESIDENTIAL CENTER
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

      (4) According to the Department's records, the amount of accrued and unpaid interest under the Note and all other sums due and payable under the Loan is Nineteen Thousand Three Hundred Thirty Six and 47/100 (U.S. $19,336.47) as of December 14, 1995.

      (5) According to the Department's records, the balance of the escrow account held by Department for real estate taxes and insurance premiums is Twenty Thousand Seven Hundred Nineteen and 10/100 Dollars (U.S. $20,719.10) as of December 14, 1995.

      (6) According to the Department's records, the balance of the Replacement Cost Reserve Account (as such term is described in Section 2 of the Regulatory Agreement) is Thirty Thousand Five Hundred Twenty Seven and 22/100 Dollars (U.S. $30,527.22) as of December 14, 1995.

      (7) Any requirements that the Borrower maintain a Contingency Escrow Reserve Account or an unconditional and irrevocable letter of Credit under
Section 3 of the Regulatory Agreement are of no further force or effect.

                                      XVI.
                                  COUNTERPARTS

This Agreement may be signed in any number of counterparts, each of which shall be considered to be an original but all of which shall be considered to be one and the same instrument.





                 ASSUMPTION AGREEMENT - ALBANY RESIDENTIAL CENTER
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

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


OREGON HOUSING & COMMUNITY             PURCHASER
SERVICES DEPARTMENT                    NATIONWIDE HEALTH PROPERTIES,
                                       INC., a Maryland corporation





By:  /s/ Pauline Phillips              By: /s/ T. Andrew Stokes
   ------------------------------          -------------------------------
   Pauline Phillips, Manager           Its: Vice President
   Asset And Property Management           -------------------------------


                                       By:
                                           -------------------------------
                                       Its:
                                           -------------------------------


                                       SELLER
                                       CROSSINGS INTERNATIONAL
                                       CORPORATION, a Washington
                                       corporation


                                       By:  /s/
                                           -------------------------------
                                       Its:  President
                                           -------------------------------


                                       NEW CROSSINGS CORPORATION, a
                                       Nevada corporation


                                       By:  /s/
                                          --------------------------------
                                       Its: President
                                           -------------------------------





                 ASSUMPTION AGREEMENT - ALBANY RESIDENTIAL CENTER

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year forst above written.

OREGON HOUSING & COMMUNITY         PURCHASER
SERVICES DEPARTMENT                NATIONWIDE HEALTH PROPERTIES,
                                   INC., a Maryland corporation


By:                                By: /s/  ?
   -----------------------            -------------------------

                                   Its: Vice President
                                       ------------------------

                                   By:
                                      -------------------------

                                   Its:
                                       ------------------------

                                   SELLER
                                   CROSSINGS INTERNATIONAL
                                   CORPORATION, a Washington
                                   corporation



                                   By:
                                      -------------------------

                                   Its:
                                       ------------------------

                                   NEW CROSSINGS CORPORATION, a
                                   Nevada corporation



                                   By:
                                      -------------------------

                                   Its:
                                       ------------------------



               ASSUMPTION AGREEMENT - ALBANY RESIDENTIAL CENTER

STATE OF CALIFORNIA   )
                      )  SS
COUNTY OF ORANGE      )




               On December 15, 1995, before me, Linn Pearce, a Notary Public in and for said State, personally appeared T. Andrew Stokes, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they execute the same in his/her/their authorized capacity(ies), and that by his/her/their signatures(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS my hand and official seal.



Signature  /s/ Linn Pearce            (Seal)
         -----------------------------

STATE OF OREGON   )
                  ) Ss
COUNTY OF MARION  )

                                          December 18, , 1995
                                        ---------------    --

Personally appeared who, being first duly sworn, did say that (he/she; circle one) is authorized to execute such instrument in behalf of the Oregon Housing and Community Services Department, STATE OF OREGON, and acknowledged said instrument to be its voluntary act and deed.


Before me:                           /s/ Timothy A. Marshall
                                    ------------------------------------
[SEAL]                              Notary Public for Oregon
                                    My Commission expires: 11-21-98
                                                           -----------








                 ASSUMPTION AGREEMENT - ALBANY RESIDENTIAL CENTER
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STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

       On this 13th day of December, 1995, before me personally appeared Richard
W. Boehlke, to me known to be the President of CROSSINGS INTERNATIONAL CORPORATION, a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal, if any, affixed is the corporate seal of said corporation.

       IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   /s/ Wendy Goff
                                  ----------------------------------
                                  (Signature)

       [SEAL]
                                   Wendy Goff
                                  ----------------------------------
                                  (Name legibly printed or stamped)
                                  Notary Public in and for the State
                                  of Washington, residing at Seattle
                                  My appointment expires 2/9/97




                 ASSUMPTION AGREEMENT - ALBANY RESIDENTIAL CENTER
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

STATE OF WASHINGTON       )
                          ) ss.
COUNTY OF KING            )

         On this 13th day of December, 1995, before me personally appeared Richard W. Boehlke, to me known to be the President of NEW CROSSINGS INTERNATIONAL CORPORATION, a Nevada corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal, if any, affixed is the corporate seal of said corporation.

         IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        /s/ Wendy S. Goffe
                                        --------------------------------------
                                        (Signature)

         [SEAL]

                                        WENDY S. GOFFE
                                        ---------------------------------------
                                        (Name legibly printed or stamped)
                                        Notary Public in and for the State
                                        of Washington, residing at Seattle
                                        My appointment expires 2/9/97



                ASSUMPTION AGREEMENT - ALBANY RESIDENTIAL CENTER

                                   EXHIBIT A


Beginning at a point which is on the North right-of-way line of 16th Avenue in the City of Albany, Linn County, Oregon, said point being 1899.48 feet North 88(degrees) 51' East, 390.16 feet North 1(degree) 25' 10" West and 70.00 feet North 89(degrees) 48' 05" West of the Southeast corner of the Abram Hackleman Donation Land Claim No. 62 in Section 8, Township 11 South, Range 3 West, Willamette Meridian, Linn County, Oregon; thence along said Northerly line of 16th Avenue, North 89(degrees) 48' 05" West, 1.97 feet; thence along said Northerly line on a 250 foot radius curve to the right, the long chord of which bears North 65(degrees) 49' 13" West, 203.22 feet; thence along said Northerly line on a 250 foot radius curve to the left, the long chord of which bears North 56(degrees) 06' 27" West, 123.23 feet; thence North 1(degree) 25' 10" West, 189.79 feet; thence North 88(degrees) 34' 50" East, 324.73 feet to the Westerly right-of-way line of Davidson Street; thence along said Westerly line on a 375 foot radius curve to the right, the long chord of which bears South 9(degrees) 40' 05" West, 51.20 feet; thence along said Westerly line on a 430 foot radius curve to the left, the long chord of which bears South 7(degrees) 31' 44" West, 90.70 feet; thence along said Westerly line, South 1(degree) 28' 29" West, 198.05 feet and South 22(degrees) 29' 06" West, 12.29 feet to the place of beginning.

                                  EXHIBIT "B"

                                                                       (General)
                              ASSUMPTION AGREEMENT


This AGREEMENT is made this 23 day of July, 1990, by and between Albany Residential Center, an Oregon General Partnership and Beaulieu-Draper Limited, an Oregon Corporation, hereinafter referred to as "Seller," the Oregon Housing Agency, State of Oregon, having its principal office at 1600 State Street, Suite 100, Salem, Oregon, 97310, hereinafter referred to as the "Agency," and Crossings International Corporation, hereinafter referred to as "Purchaser."


                                    RECITALS

1. On May 30, 1984, Seller received a loan from the Agency in the amount of Two Million Two Hundred Thousand dollars (U.S. $2,200,000), hereinafter referred to as the "Loan," to aid Seller in the construction and financing of a housing development located in the area commonly known as Albany, Oregon, and legally described as follows:

                 See Exhibit A

2. The Loan is evidenced by a Promissory Note in the sum of Two Million Two Hundred Thousand dollars (U.S. $2,200,000), dated May 30, 1984, and executed by Seller, which Promissory Note is hereinafter referred to as the "Note." The Note is, by this reference, incorporated herein. A true and accurate copy of the Note is available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310.

3. The debt evidenced by the Note is secured by a Trust Deed covering the Development and real property upon which the Development is located. Said Trust Deed, dated May 30, 1984, executed by Seller, as grantor, and in which the Agency is named as beneficiary and Safeco Title Insurance Co., as trustee, was recorded on June 4, 1984, in the office of the county clerk of the County of Linn, State of Oregon, Vol. MF361, Page 71, and is hereinafter referred to as "Trust Deed." The Trust Deed is, by this reference, incorporated herein. A true and accurate copy of the Trust Deed is available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310.

4. The debt evidenced by the Note is further secured by the following written agreements made by and between Seller and the Agency:

         a. two Security Agreements dated May 30, 1984, hereinafter referred to as "Security Agreements";

         b. a Regulatory Agreement dated May 30, 1984, hereinafter referred to as "Regulatory Agreement";

         c. an Assignment of Rents and Leases dated May 30, 1984, hereinafter referred to as Rents and Leases";

         d. a Management Agreement dated July 12, 1983, hereinafter referred to as "Management Agreement".


                                                CERTIFIED TO BE A
                                                TRUE AND CORRECT COPY
                                                CHICAGO TITLE INS. CO.

                                                By: /s/
                                                   -------------------

         The Security Agreements, Regulatory Agreement, Rents and Leases, and Management Agreement are, by this reference, incorporated herein.
         True and accurate copies of these documents are available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310.

5. The Trust Deed, Security Agreements and Regulatory Agreement provide that Seller shall not sell, convey or otherwise transfer any of the Development or property described in the Trust Deed or Security Agreements without the express written approval of the Agency.

6. The Seller has sold and conveyed, or is to sell and convey, the Development and all of the property described in the Trust Deed and Security Agreements to Purchaser, and both Seller and Purchaser have requested the Agency to approve the sale.

NOW, THEREFORE, in consideration of the covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

                                       I
                      UNPAID BALANCE OF SECURED OBLIGATION

The unpaid balance of the Loan is Two Million One Hundred Seventy Three Thousand Eight Hundred Forty-Seven 06/100 dollars (U.S. $2,173,847.06) as of May 15, 1990.

                                       II
                      PURCHASER'S ASSUMPTION OF LIABILITY

Purchaser agrees to pay the Note in installments at the times, in the manner, and in all other respects as therein provided; to perform all of the obligations provided in the Note, Trust Deed, Security Agreements, Regulatory Agreements, Rents and Leases, and Management Agreement to be performed by Seller at the times, in the manner, and in all respects as therein provided; and to be bound by all of the terms of the Note, Trust Deed, Security Agreements, Regulatory Agreements, Rents and Leases, and Management Agreement.

                                      III
                    AGENCY'S CONSENT TO SALE OF DEVELOPMENT

The Agency hereby consents to the above-mentioned sale of the Development by Seller to Purchaser, and to Purchaser's assumption of the obligations of Seller under the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, and Management Agreement.

                                       IV
                               SELLER'S LIABILITY

Seller agrees that Purchaser's assumption of the obligations of Seller under the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, and Management Agreement, and the Agency's consent to said assumption, does not release or discharge Seller or any other party from liability under the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, or Management Agreement.

                                       V
                      DISCLOSURE OF FINANCIAL INFORMATION

Seller and Purchaser hereby covenant and agree to furnish to the Agency on or before 90 days from closing, a complete financial statement audited by an Independent Certified Public Accountant, in a form acceptable to the Agency and the Secretary of the U.S. Department of Housing and Urban Development, setting forth the results of operation of the Development for the fiscal year beginning July 1, 1989 and ending as of the date of closing, and such other financial information as the Agency may reasonably request. Seller and Purchaser further agree that violation of this provision shall constitute a violation of the Regulatory Agreement and HAP Contract by Seller and Purchaser, who shall be jointly and severally liable for performance of the obligations described in this paragraph V.

                                       VI
                             NO IMPAIRMENT OF LIEN

All of the property described in the Trust Deed and Security Agreements shall remain subject to the liens, charges, and encumbrances of the Trust Deed and Security Agreements, and nothing contained herein or done pursuant hereto shall affect or be construed to affect the liens, charges, and encumbrances of the Trust Deed and Security Agreements, or the priority thereof over other liens, charges, or encumbrances, or to release or affect the liability of any party or parties whomsoever would now or may hereafter be liable under or on account of the Note, Trust Deed, or Security Agreements.

                                      VII
                        TRANSFER OF DEVELOPMENT PROPERTY

Purchaser covenants and agrees that it shall not, without the express prior written approval of the Agency, sell, lease, assign, dispose of, convey or otherwise transfer or encumber any of the Development or the real or personal property, including rents, covered by the Trust Deed or Security Agreements.

                                      VIII
                        CONSENT TO FUTURE MODIFICATIONS

Seller, Purchaser, and any person or persons at any time obligated for the performance of the terms of the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, or Management Agreement, hereby waive notice and consent to any and all extensions and modifications of any of said instruments, deeds and agreements granted at any time by the Agency to Seller, Purchaser, or any person or persons now or hereafter obligated or liable under any of the said instruments, deeds or agreements.

                                       IX
                                 INTERPRETATION

In this Agreement, the singular number includes the plural and the plural number includes the singular. If this Agreement is executed by more than one person, firm or corporation as Purchaser, or Seller, the obligations of each such person, firm, or corporation hereinunder shall be joint and several.

                                       X
                             CONFLICTING PROVISIONS

The parties hereto agree that the provisions of this Agreement, and of the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, and Management Agreement, shall govern and control notwithstanding any conflicting provision in any existing or future agreement between Seller and Purchaser.

                                       XI
                                  LIMITATIONS

The right to plead any statute of limitations as a defense to any obligations or demands secured by or mentioned in the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, or Management Agreement is hereby waived by Seller and Purchaser to the full extent permissible by law.

                                      XII
                            APPLICATION OF AGREEMENT

This Agreement applies to, inures to the benefit of, and binds all parties hereto and their respective heirs, legatees, devisees, and administrators, executors, successors and assigns.

                                      XIII
                                 GOVERNING LAW

This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect, and in all other respects, by the laws of the State of Oregon.

IN WITNESS WHEREOF, the parties have executed this Agreement at Portland, OR, the day and year first above written.

OREGON HOUSING AGENCY                 PURCHASER: Crossings International
                                                 Corporation, a Washington
                                                 corporation
STATE OF OREGON

By: /s/ Larry Dowd                    By: /s/
   ---------------------------           ----------------------------------
   Larry Dowd, Manager
   Rental Programs                    Title:  President
                                            -------------------------------
                                      By:
                                          ---------------------------------
                                      Title:
                                            -------------------------------
                                      SELLER: Albany Residential Center
                                             ------------------------------
                                      By: /s/
                                          ---------------------------------
                                      Title: General Partner
                                             ------------------------------
                                      By: /s/
                                          ---------------------------------
                                      Title: General Partner
                                             ------------------------------




STATE OF OREGON       )
                      ) ss.
County of Marion      )                                    July 5, 1990


Personally appeared LARRY DOWD who, being first duly sworn, did say that she is authorized to execute such instrument in behalf of the OREGON HOUSING AGENCY, STATE OF OREGON, and acknowledged said instrument to be its voluntary act and deed.

Before me:                            /s/ Kari Petersen
                                      ------------------------------------
                                      Notary Public for Oregon
                                      My Commission expires: 11-26-91



STATE OF OREGON           )
                          ) ss.
County of Multnomah       )


Personally appeared Richard Boehlke, President of Crossings International Corporation (Purchaser) this 2 day of Aug., 1990, and acknowledged the foregoing instrument to be his voluntary act and deed.


                                        /s/ M. Kimball
                                        ------------------------------
                                        Notary Public for Oregon
                                        My Commission expires: 3/9/93

STATE OF OREGON           )
                          ) ss.
County of Multnomah       )

Personally appeared Larry H. Draper & Christine Beaulieu, general partners of Albany Residential Center (Seller) this 23 day of July, 1990, and acknowledged the foregoing instrument to be his voluntary act and deed.


                                        /s/ M. Kimball
                                        ------------------------------
                                        Notary Public for Oregon
                                        My Commission expires: 3/9/93


DG:dg
1976g

                                   Exhibit A

Beginning at a point which is on the North right-of-way line of 16th Avenue in the City of Albany, Linn County, Oregon, said point being 1899.48 feet North 88(degrees) 51' East, 390.16 feet North 1(degree) 25' 10" West and 70.00 feet North 89(degrees) 48' 05" West of the Southeast corner of the Abram Hackleman Donation Land Claim No. 62 in Section 8, Township 11 South, Range 3 West, Willamette Meridian, Linn County, Oregon; thence along said Northerly line of 16th Avenue, North 89(degrees) 48' 05" West, 1.97 feet; thence along said Northerly line on a 250 foot radius curve to the right, the long chord of which bears North 65(degrees) 49' 13" West, 203.22 feet; thence along said Northerly line on a 250 foot radius curve to the left, the long chord of which bears North 56(degrees) 06' 27" West, 123.23 feet; thence North 1(degree) 25' 10" West, 189.79 feet; thence North 88(degrees) 34' 50" East, 324.73 feet to the Westerly right-of-way line of Davidson Street; thence along said Westerly line on a 375 foot radius curve to the right, the long chord of which bears South 9(degrees) 40' 05" West, 51.20 feet; thence along said Westerly line on a 430 foot radius curve to the left, the long chord of which bears South 7(degrees) 31' 44" West, 90.70 feet; thence along said Westerly line, South 1(degree) 28' 29" West, 198.05 feet and South 22(degrees) 29' 06" West, 12.29 feet to the place of beginning.



                                  STATE OF OREGON
                                  County of Linn

                                  I hereby certify that the attached was
                                  received and duly recorded by me in
                                  Linn County records.


                                  STEVE DRUCKENMILLER
                                  Linn County Clerk
                                  By: PA, Deputy